FINANCE EXPENSES (Tables)	3 Months Ended
Mar. 31, 2022
SCHEDULE OF FINANCE EXPENSES

Finance expenses consist of the following:

	Three months ended
	March 31	March 31
	2022	2021
	$	$
Interest expense - Debentures (1)	822	648
Interest expense - other	31	30
Rehabilitation provision - accretion	31	18
Post-retirement benefits - accretion (2)	31	8
Unrealized loss on currency hedges	-	21
Finance expenses	915	725

(1)	The Debentures are recorded at amortized cost and accreted to the principal amount over the term of the Debentures (Note 7). For the three months ended March 31, 2022, $200 (March 31, 2021 – $200) relates to the coupon interest expense, and $622 (March 31, 2022 – $448) relates to accretion using the effective interest rate method.
(2)	Reflects the discounting of post-retirement benefit liabilities. The post-retirement benefit accretion presented in Note 6 includes current service cost accretion of $156 (December 31, 2021 – $199) recorded in cost of sales.